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                                POWER OF ATTORNEY


KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, being duly elected Directors and/or Officers of Golden American Life Insurance Company ("Golden American"), constitute and appoint, Kimberly J. Smith and Linda E. Senker, and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution for him in his name, place and stead, in any and all capacities, to sign the following Golden American registration statements, and current amendments to registration statements, and to file the same, with all exhibits thereto, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as she might or could do in person, hereby ratifying and affirming all that said attorneys-in-fact and agents, or any of them, or her substitute or substitutes, may lawfully do or cause to be done by virtue thereof:

o Post-Effective Amendment No. 16 to Separate Account B of Golden American's Registration Statement on Form N-4 (Nos. 333-28679; 811-5626).


SIGNATURE                         TITLE                           DATE


/s/CHRIS D. SCHREIER              PRESIDENT                       MAY 16, 2002
------------------------
CHRIS D. SCHREIER

/s/WAYNE R. HUNEKE                DIRECTOR, SENIOR VICE           MAY 16, 2002
------------------------          PRESIDENT AND CHIEF
WAYNE R. HUNEKE                   FINANCIAL OFFICER

                                  DIRECTOR                        MAY __, 2002
------------------------
THOMAS J. MCINERNEY

/s/P. RANDALL LOWERY              DIRECTOR                        MAY 16, 2002
------------------------
P. RANDALL LOWERY

/s/MARK A. TULLIS                 DIRECTOR                        MAY 16, 2002
------------------------
MARK A. TULLIS

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